NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                  FUND PROFILE

                                   May 1, 1999


NAVELLIER VARIABLE INSURANCE SERIES FUND, INC. ("Fund") currently has authorized one series - the Navellier Growth Portfolio. The investment objective of the Growth Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential.


This profile summarizes key information about a Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 1-800-887-8671.


WHAT ARE THE PORTFOLIO'S INVESTMENT OBJECTIVES/GOALS?

The investment objective of the Growth Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. It seeks to achieve this objective by investing in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets.

WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?

The Growth Portfolio invests in equity securities traded in all United States markets including dollar-denominated foreign securities traded in United States markets.

The Growth Portfolio seeks long-term capital appreciation through investments in securities of companies which the Adviser feels are undervalued in the marketplace. Under normal conditions the Portfolio's holdings in non-equity securities should not exceed 35% of the total assets of the Portfolio. Such non-equity securities will typically consist of investments in money market funds.

In determining the types of companies which will be suitable for investment by the Growth Portfolio, the Adviser will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. The Growth Portfolio invests primarily in what the Adviser believes are undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as

*    earnings growth

*    expanding profit margins

* market dominance and/or factors that create the potential for market dominance

*    sales growth

*    other factors that indicate a company's potential for growth

The Growth Portfolio will invest up to 100% of its capital in equity securities selected for their capital growth potential. The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. The issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups.

The Portfolio may invest up to 25% of its assets in foreign securities, including American Depositary Receipts (ADRs).

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling 1-800-887-8671.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances. The Growth Portfolio employs aggressive investment strategies and can experience substantial fluctuations, including declines, so that shares may be worth less than when originally purchased.

Value Investing Risk: the risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests in over-the-counter stocks.

Higher Brokerage Expenses: The Adviser's investment style may result in above average portfolio turnover which could result in higher brokerage expenses.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

The Growth Portfolio is appropriate for investors who are willing to risk stock market fluctuations in pursuit of long-term growth.


WHO MANAGES THE FUND?

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

The Adviser

Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501 serves as the Growth Portfolio's investment adviser. The Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Growth Portfolio.

Under a separate Administrative Services Agreement, the Adviser provides the Growth Portfolio with certain administrative services. These services include accounting and bookkeeping services, supervising other service providers and monitoring the Portfolio's compliance with reporting obligations.

Portfolio Managers

Louis G. Navellier, the President and CEO of the Adviser, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Growth Portfolio. He sets the strategies and guidelines for the Growth Portfolio and oversees the Portfolio Managers' activities. Mr. Navellier and Alan Alpers, who are the Portfolio Managers involved in the day-to-day investment activities of the Growth Portfolio, head up a team of investment professionals who assist in managing the Portfolio, including research analysts Jon Tesseo, Shawn Price and Michael Borgen. Mr. Alpers has been an analyst and portfolio manager for the Adviser since 1989 and has been responsible along with Mr. Navellier for day-to-day management of over $100 million in individual accounts for the Adviser.